UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2022
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)
(Address of principal executive offices and zip code)

281	949-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Mandatory Conversion of 9.000% Convertible Senior Secured Notes due 2025 into Common Stock
On December 27, 2022, the average of the daily volume-weighted average prices of the common stock, par value $0.01 per share (the “Common Stock”), of Forum Energy Technologies, Inc. (the “Company”) measured over a 20 consecutive trading day period exceeded $30.00, triggering a mandatory conversion event for its 9.000% Convertible Senior Secured Notes due 2025 (the “Notes”), issued pursuant to the Indenture, dated as of August 4, 2020 (the “Indenture”), by and among the Company, the guarantors listed on the signature pages thereto and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee, collateral agent and conversion agent. As a result, $122,761,286 aggregate principal amount of outstanding Notes are mandatorily converting into shares of Common Stock (plus cash in lieu of fractional shares) pursuant to the terms of the Indenture (the “Mandatory Conversion”). In connection with the Mandatory Conversion, the Company is issuing approximately 4.5 million shares of Common Stock. The date of the Mandatory Conversion is January 3, 2023 (the “Mandatory Conversion Date”), and the settlement of the Mandatory Conversion in accordance with the Indenture is scheduled for January 5, 2023, which is two business days following the Mandatory Conversion Date. Interest will be paid to holders of the Notes up to, but not including, the Mandatory Conversion Date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated December 27, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2023	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary